SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

Xtrackers MSCI EAFE Hedged Equity ETF (DBEF)
Xtrackers MSCI All World ex US Hedged Equity ETF (DBAW)
Xtrackers MSCI Emerging Markets Hedged Equity ETF (DBEM)
Xtrackers MSCI Europe Hedged Equity ETF (DBEU)
Xtrackers MSCI Germany Hedged Equity ET (DBGR)
Xtrackers MSCI Japan Hedged Equity ETF (DBJP)
Xtrackers MSCI Eurozone Hedged Equity ETF (DBEZ)
The following information replaces the existing similar disclosure under the “PART II: APPENDIX II-E – INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” section of each fund’s Statement of Additional Information.
Delayed Delivery Transactions. Delayed delivery transactions, also referred to as forward commitments, involve commitments by the fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.
Investment in securities on a delayed delivery basis may increase the fund’s exposure to market fluctuation and may increase the possibility that the fund will incur short-term gains subject to federal taxation or short-term losses if the fund must engage in portfolio transactions in order to honor a delayed delivery commitment.
The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the fund until settlement. The fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.
Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.
Currency Transactions. Certain of the funds may enter into foreign currency futures contracts and forward currency contracts designed to offset a fund’s exposure to non-US currency. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.
A non-deliverable forward contract (“NDF”) is a forward contract where there is no physical settlement of two currencies at maturity. NDFs are contracts between parties in which a net settlement amount based on the change in the specified foreign exchange rate is paid by one party to the other. Each fund’s obligations with respect to each NDF is accrued on a daily basis and an amount of cash or liquid securities at least equal to such amount maintained in an account at the Trust’s custodian bank. The risk of loss with respect to NDFs generally is limited to the net amount of payments that a fund is contractually obligated to make or receive.
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A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.
Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If a fund utilizes foreign currency transactions at an inappropriate time, such transactions may not serve their intended purpose of improving the correlation of the fund’s return with the performance of its Underlying Index and may lower the fund’s return. A fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, a fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.
General Characteristics of Futures and Options. A fund may enter into futures and options contracts to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. A fund may only enter into futures contracts and options that are traded on a US or non-US exchange. No fund will use futures or options for speculative purposes.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each fund may enter into futures contracts to purchase securities indexes when the Advisor and/or Subadvisor, as applicable, anticipate purchasing the underlying securities and believe prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.
A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.
Investments in futures contracts and other investments that contain leverage may require a fund to maintain liquid assets. Generally, each fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each fund maintains liquid assets in an amount at least equal to each fund’s daily marked-to-market obligation (i.e., each fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the fund may employ leverage to a greater extent than if each fund set aside assets equal to the futures contracts’ full notional value. A fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.
There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and
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not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each fund may be required to deliver the instruments underlying the futures contracts it has sold.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The funds do not plan to invest in futures and options to a significant extent or use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A fund, however, may utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.
A fund’s use of futures and options on futures involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom a fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by the Advisor and/or Subadvisor, as applicable, as to anticipated trends which could prove to be incorrect.
Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each fund to substantial losses. In the event of adverse price movements, each fund would be required to make daily cash payments of variation margin.
Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per Share, also known as the strike price, less the premium received from writing the put.
Each fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Upon entering into a futures contract, a fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index
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underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each fund may elect to close the position by taking an opposite position, which will operate to terminate each fund’s existing position in the contract.
Swap Agreements. Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each fund. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The risk of loss with respect to OTC swaps generally is limited to the net amount of payments that the fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such fund’s rights as a creditor (e.g., a fund may not receive the net amount of payments that it contractually is entitled to receive). Central clearing through FCMs is expected to decrease counterparty risk and increase liquidity compared to un-cleared swaps because central clearing interposes a central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a fund to support its obligations under a similar un-cleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on un-cleared swaps in the near future, which could reduce the distinction.
Regulations Impacting Derivatives and the Lending of Portfolio Securities.Regulations adopted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and other regulators throughout the world, which recently took effect with respect to the funds, requires counterparties that are part of US or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross default in agreements relating to qualified financial contracts. Securities lending agreements are included in the category of qualified financial contracts (as well as repurchase agreements and agreements relating to swaps, currency forwards and other derivatives). The restrictions prevent the funds from closing out a qualified financial contract during a specified time period (e.g., two days) if the counterparty is subject to resolution proceedings and prohibit the funds from exercising default rights during that period due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the funds.
Recent Developments. Pursuant to regulations adopted by the SEC in October 2020, registered investment companies that invest in derivatives instruments will need to comply with new Rule 18f-4 under the Investment Company Act. Among other things, Rule 18f-4 requires funds that invest in derivatives instruments beyond a specified limited amount to implement a value-at-risk based limit to their use of certain derivative instruments, maintain a comprehensive derivatives risk management program, and appoint a derivatives risk manager. A fund that limits its use of derivatives instruments to 10% or less of its net assets is not subject to the full requirements of Rule 18f-4 but will qualify as a “limited derivatives user.” This new regulatory framework eliminates and replaces the current asset segregation and coverage framework established by prior SEC guidance and regulations. While compliance with Rule 18f-4 is not be required until August 2022, the funds currently rely on Rule 18f-4 as “limited derivatives users.”
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When-Issued Securities. A fund may purchase when-issued securities. Purchasing securities on a “when-issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the fund may sell these securities before the settlement date if it is deemed advisable.
Securities purchased on a when-issued basis and the securities held in the fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if the fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the fund’s assets will fluctuate to a greater degree. Furthermore, when the time comes for the fund to meet its obligations under when-issued commitments, the fund will do so by using then available cash flow, by sale of other securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation).
Investment in securities on a when-issued basis may increase the fund’s exposure to market fluctuation and may increase the possibility that the fund will incur short-term gains subject to federal taxation or short-term losses if the fund must sell another security in order to honor a when-issued commitment. The fund will employ techniques designed to reduce such risks.
Please Retain This Supplement for Future Reference
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